

REPAY

Realtime Electronic Payments

Overview of REPAY Business Combination with Thunder Bridge Acquisition, Ltd.

May 2019

Disclaimer

This presentation (the "Presentation") contemplates the purchase by Thunder Bridge Acquisition, Ltd. ("Thunder Bridge") of Hawk Parent Holdings LLC ("REPAY" or the "Company") by which REPAY will become a subsidiary of Thunder Bridge (the "Transaction").

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements
This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding REPAY's industry and market sizes, future opportunities for REPAY and the Company, REPAY's estimated future results and the proposed business combination between Thunder Bridge and REPAY, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in Thunder Bridge's reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement due to the failure to obtain approval of Thunder Bridge's shareholders and warrant holders, the inability to consummate the contemplated debt financing and the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by Thunder Bridge shareholders or the failure to meet The Nasdaq Stock Market's listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the definitive agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY's relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; and risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge and REPAY or the date of such information in the case of information from persons other than Thunder Bridge or REPAY, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Use of Projections
This Presentation contains financial forecasts with respect to, among other things, REPAY's revenue, processing and service fees revenue, gross profit, annual transaction volume, Adjusted EBITDA, Adjusted EBITDA net margin and certain ratios and other metrics derived therefrom for the fiscal years 2019 and 2020. These forecasts also include certain statements about the Transaction, including anticipated enterprise value and post-closing equity value. These unaudited financial projections have been provided by REPAY's management, and REPAY's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation by REPAY or Thunder Bridge that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of Thunder Bridge or REPAY or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Industry and Market Data
The information contained herein also includes information provided by third parties, such as market research firms. In particular, REPAY has commissioned an independent research report from Stax Inc. ("Stax") for market and industry information to be used by REPAY. None of Thunder Bridge, Thunder Bridge Acquisition, LLC, the sponsor of Thunder Bridge, REPAY, Corsair Capital LLC ("Corsair"), and their respective affiliates and any third parties that provide information to Thunder Bridge or REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of Thunder Bridge, REPAY, Corsair and their respective affiliates and any third parties that provide information to Thunder Bridge or REPAY, such as market research firms, such as Stax, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of Thunder Bridge, REPAY, Corsair and their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Non-GAAP Financial Measures
This Presentation includes certain non-GAAP financial measures that REPAY reviews to evaluate its business, measure its performance and make strategic decisions. REPAY believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY's business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP.

This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. This Presentation does not provide a reconciliation of this forward-looking, non-GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors. This Presentation also does not provide a detailed reconciliation of 2018 Adjusted EBITDA to the most directly comparable GAAP financial measure because it would be unduly burdensome to prepare.

Additional Information and Where to Find It
For additional information on the proposed transaction, see Thunder Bridge's registration statement on Form S-4and other filings with the SEC. In connection with the proposed business combination, Thunder Bridge has filed with the SEC a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed business combination with the SEC. After the registration statement is declared effective, Thunder Bridge will mail the definitive proxy statement/prospectus to its shareholders and warrant holders. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors, stockholders and warrant holders of Thunder Bridge are urged to carefully read the entire registration statement and proxy statement/prospectus, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Thunder Bridge with the SEC may be obtained free of charge at the SEC's website at www.sec.gov, or by directing a request to Thunder Bridge Acquisition, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507

Additional Information and Where to Find It
Thunder Bridge and REPAY and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders and warrant holders of Thunder Bridge in favor of the approval of the business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders and warrant holders of Thunder Bridge in connection with the proposed business combination are set forth in the registration statement on Form S-4 that includes a proxy statement/prospectus. Information regarding Thunder Bridge's directors and executive officers are set forth in Thunder Bridge's Registration Statement on Form S-1, including amendments thereto, and other reports which are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.



Table of Contents

REPAY
Realtime Electronic Payments



I. Introduction & Transaction Overview

Attendees



John Morris

CEO & Co-Founder

- As CEO, John Morris oversees the strategic direction of REPAY, including overall market strategy, new product development, sales and marketing, acquisitions and financial oversight
- Prior to REPAY, Mr. Morris served as the EVP of Sales and Marketing for Payliance after its acquisition of Security Check Atlanta, where he served as President
- Mr. Morris also previously served as Director of Corporate Finance for Bass Hotels and Resorts, where he worked on various capital projects and M&A
- Mr. Morris holds a Master of Accountancy (MAcc) and a BBA in Accounting from the University of Georgia



Tim Murphy

CFO

- As CFO, Tim Murphy is responsible for all financial operations of the Company, including financial planning, accounting, tax, treasury, reporting and corporate development
- Prior to REPAY, Mr. Murphy served as Director of Corporate Development for Amaya Gaming Group, a globally diversified gaming company with a strategy focused on growth through acquisitions
- Mr. Murphy was also an investment banker at Credit Suisse in NYC, where he focused on financial institutions and FinTech companies
- Mr. Murphy earned an AB in Business Economics from Brown University and an MBA in Corporate Finance from the University of North Carolina at Chapel Hill

Who We Are

REPAY

Realtime Electronic Payments

A leading, omni-channel payment technology provider modernizing three diverse and underserved verticals – personal loans, automotive loans and receivables management – representing a market projected to grow to **~$535 billion of annual total card payment volume by 2020**[1] of which **~$225 billion is 2020 projected annual debit payment volume**

Proprietary, integrated payment technology platform **reduces complexity** for merchants and **enhances the consumer experience**

$8.0bn	27%	~97%	0.19%
LTM Card Payment Volume[2]	Historical Processing and Service Fees CAGR[3]	Volume Retention[4]	Low Chargeback Rates[5]

1) Source: Stax – REPAY Market Sizing Report, commissioned by REPAY; Stax prepared surveys, secondary research, and analysis. January 2018.
2) Source: Management metric for LTM March 2019.
3) CAGR is from 2016A – 2018A.
4) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.
5) Source: Management data on volume processed through a primary processor, representing approximately 80% of total card payment volume. Chargeback rate is YTD as of March 2019. Chargebacks, represented as a % of card payment volume, are debited from the merchant's account when the end consumer disputes a transaction with the merchant. Chargeback rate for full-year 2018A was 0.20%.

Proposed Transaction Overview

Transaction Structure[1]	• Thunder Bridge Acquisition, Ltd. has entered into a definitive agreement to acquire REPAY • Pro forma corporate structure will be an UP-C corporation
Valuation	• Transaction valued at an implied enterprise value of $663.2 mm[2] at a 15.1x multiple on 2019B Adjusted EBITDA of $44.0 mm[3][4] and 12.5x on the midpoint of the 2020E Adjusted EBITDA range of $52 - $54 mm[3][4]
Cap Structure / PF Leverage	• Transaction to be funded through a combination of Thunder Bridge equity, cash held in the Thunder Bridge trust account after public shareholder redemptions, newly raised debt of $170.0 mm[2] and newly raised PIPE of $135.0 mm • Pro forma gross leverage of 4.4x and pro forma net leverage of 2.9x based on estimated LTM June 2019 Adjusted EBITDA of $38.3 mm
PF Ownership	• Equity holders of REPAY expected to hold ~27% of the outstanding equity interests of the combined company at closing
Listing	• Thunder Bridge will become a Delaware corporation and as the post-closing company ("Pubco") will adopt REPAY's name and is expected to continue to be listed on the NASDAQ

REPAY
Realtime Electronic Payments

1) See "Transaction Summary" on slide 33 and "Proposed Capitalization and Ownership" on slide 9.
2) See "Proposed Capitalization and Ownership" on slide 9 for calculation.
3) See "Income Statement" on slide 36.
4) See "Adjusted EBITDA Reconciliation" on slide 37.

Transaction Updates

Private Placement	• Newly raised PIPE of $135.0 mm in aggregate gross proceeds, at $10.00 per share, with founder warrants for certain investors (described below)
Public Warrants	• Warrant terms amended (subject to vote of warrant holders), such that each warrant becomes exercisable for ¼ share at exercise • Warrant holders, other than the PIPE investors being transferred founder warrants, to receive $1.50 per warrant in cash in connection with the proposed warrant amendment – Effectively eliminates 75% of dilution from public warrants
Founder Warrants	• Certain PIPE investors that have agreed to a 120-day lock-up will receive 8.0 mm founder warrants from the sponsor that are convertible into 2.0 mm shares in the aggregate for all such investors • All remaining private placement warrants to be forfeited – Effectively eliminates 77% of dilution from founder warrants
Reduction in Base Merger Consideration and Founder Promote Shares	• Base merger consideration to seller reduced by $19.4 mm to $580.7 mm • Founder shares further reduced by 1.935 mm shares (in addition to the 0.4 mm shares previously agreed to be forfeited)[1] – Tranche 1: reduced by 1.0 mm shares – Tranche 2: reduced by approximately 0.5 mm shares – Tranche 3: reduced by approximately 0.5 mm shares
Minimum Cash Consideration Condition	• Reduced from $290.0 mm to $260.0 mm • Requires that holders of not more than 12,131,104 of Thunder Bridge's Class A ordinary shares (47.0% of the outstanding Thunder Bridge Class A ordinary shares) elect to have their shares redeemed[2]

1) Tranche 1 will remain with Sponsor and not be subject to forfeiture. Tranches Two and Three will remain in the name of Sponsor and Sponsor will retain voting power of such shares, but will be put into escrow and be subject to forfeiture if, within 7 years of the closing date the stock price has not reached $11.50 (Tranche Two) and $12.50 (Tranche Three) on any 20 trading days during any 30 trading day period.
2) See assumptions set forth on slide 9 entitled "Proposed Capitalization and Ownership."

Proposed Capitalization and Ownership

Sources & Uses

Proposed Sources	
Rollover Equity	$ 148.7
SPAC Cash[1][2]	264.8
New Debt Raised[3]	170.0
PIPE Proceeds	135.0
Total Proposed Sources	**$ 718.5**

Proposed Uses	
Stock Consideration ($10.00 / share)[6]	$ 148.7
Cash Consideration to Seller[2][6]	334.5
Repayment of Existing REPAY Net Debt	80.3
Estimated Expenses	56.3
Cash to Warrant Holders[4]	38.7
Cash to Balance Sheet[5]	60.0
Total Proposed Uses	**$ 718.5**

Proposed Pro Forma Capitalization at Closing

Proposed Pro Forma Capitalization at Closing	
Share Price	$ 10.00
Total Shares Outstanding[2][8][9]	55.3
Equity Value	**$ 553.2**
Debt at Close[3]	170.0
Cash at Close[5]	(60.0)
Enterprise Value	**$ 663.2**
REPAY 2020E Adjusted EBITDA Range[7]	$52 - $54
REPAY EV / 2020E Adjusted EBITDA Multiple	12.3 x - 12.8 x
REPAY 2019B Adjusted EBITDA[7]	$ 44.0
REPAY EV / 2019B Adjusted EBITDA Multiple	15.1 x
REPAY Estimated LTM June 2019 Adjusted EBITDA	$ 38.3
Net Debt / Estimated LTM June 2019 Adjusted EBITDA	2.9 x

Proposed Equity Capitalization Summary[8]

	At Closing - No Earn-Out	
Party	Class A Shares / LLC Units	% Ownership
Existing REPAY Shareholders[6]	14,874,652	26.9%
SPAC Sponsor Shareholders[9]	1,150,000	2.1%
SPAC Public Shareholders[2]	25,800,000	46.6%
PIPE Shares	13,500,000	24.4%
Total[8]	**55,324,652**	**100.0%**

Note: Merger consideration is $580.7 million subject to adjustment for REPAY debt, excess transaction expenses, working capital adjustments, employee transaction bonuses and cash. The presentation on this slide reflects adjustments for REPAY debt, currently estimated expenses and certain employee payments and does not reflect any other assumed adjustments. The adjustments will be estimated at closing. Of the equity portion of the merger consideration, 60,000 LLC Units (described in footnotes) will be held in escrow for surrender in the event of downward post-closing true-up adjustments to the merger consideration and up to 60,000 additional LLC Units available for delivery to cover upward purchase price adjustments.

1) SPAC cash includes the amount held in trust and estimated accrued interest.
2) Assumes no redemptions by Thunder Bridge's existing public shareholders. Actual results in connection with the merger may differ. Additional financing may be required to complete the transaction, including the issuance of additional equity securities.
3) Projected debt balance at close.
4) Reflects payment proposed to be made to public warrant holders equal to $1.50 per warrant. See "Transaction Updates" on slide 8.
5) Projected cash balance at close.
6) Existing REPAY shareholders will own LLC units of REPAY, as a subsidiary of Pubco, exchangeable for Class A Shares of Pubco. Assumes existing REPAY equity holders receive $334.5 million in cash consideration. Thunder Bridge is required under the merger agreement to pay at least $260 million (prior to the deduction of $2.15 million for certain cash escrows and administrative funds) in cash consideration. If Thunder Bridge has insufficient cash, REPAY can waive the closing condition and instead receive addition LLC units at a value of $10.00 per LLC Unit in lieu of any cash shortfall. Up to 7,500,000 additional LLC units exchangeable for Class A Shares will be delivered if earn-out conditions are satisfied. See "Transaction Summary" on slide 33.
7) See "Income Statement" on slide 36.
8) Excludes (i) the exercise of 33,800,000 warrants outstanding, exercisable at $2.875 per quarter Class A Share (or $11.50 per whole share) into 8,450,000 shares of Class A common stock (reflecting the proposed warrant agreement amendment to be voted upon by the warrant holders and approved and implemented as a condition to closing) and (ii) Management Incentive Pool of 10% fully diluted (including 7.5 million Earn-Out Units and awards authorized under the plan), but excluding the impact of outstanding warrants. Percentages are estimates only, and such estimates are based on the assumption that each of the LLC Units will convert into Class A Common Stock of the Pubco.
9) At closing, SPAC Sponsor owns 1,150,000 shares that are not subject to forfeiture, while an aggregate of 2,965,000 shares in the name of the SPAC Sponsor are held in escrow subject to forfeiture. These amounts in this summary table assume cancellation of 2,335,000 Sponsor shares at closing in respect of certain transaction expenses and that the 2,965,000 escrow shares are forfeited. See "Transaction Summary" on slide 33.

Q1 2019 Financial Update

($ in mm)	Three Months Ended March 31, 2019	2018	Change Amount	%
Card Payment Volume	$2,439.3	$1,842.1	$597.3	32%
Processing and Service Fees	24.3	20.9	3.5	17%
Interchange and Network Fees	14.9	11.9	3.0	25%
Total Revenue	$39.2	$32.8	$6.5	20%
Interchange and Network Fees	14.9	11.9	3.0	25%
Other Cost of Services	6.4	7.2	(0.8)	(11%)
Gross Profit[(1)]	$17.9	$13.7	$4.2	31%
SG&A	8.7	9.6	(0.9)	(9%)
EBITDA	$9.2	$4.1	$5.1	125%
Depreciation and amortization	2.9	2.4	0.5	22%
Interest Expense	1.4	1.5	(0.1)	(4%)
Net Income	$4.9	$0.2	$4.7	2,594%
Adjusted EBITDA[(2)]	$11.3	$9.4	$1.9	20%

REPAY
Realtime Electronic Payments

1) Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services.
2) See "Adjusted EBITDA Reconciliation" on slide 37 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure.



II. REPAY Overview

REPAY
Realtime Electronic Payments

REPAY's Business Strengths and Strategies

REPAY

A Leading, Omni-Channel Payment Technology Provider

1. Capitalizing on the Large, Underserved Market Opportunities in Existing and New Verticals
2. Card and Debit Payments Underpenetrated in Existing Verticals
3. REPAY Has Built a Leading Platform Based on Vertical Expertise
4. Next-Generation Technology Supported by Robust Infrastructure
5. Key Software Integrations Supplement REPAY's Differentiated Sales Strategy
6. Attractive and Diverse Client Base
7. Demonstrated Ability to Acquire and Integrate Businesses
8. Multiple Growth Opportunities
9. Successful Leadership Team with Deep Industry Expertise

Capitalizing on the Large, Underserved Market Opportunities in Existing and New Verticals

1

REPAY's three existing verticals represent ~$535bn[1] of projected annual total card payment volume by 2020, of which ~$225 billion is projected annual debit payment volume

Upside for increased penetration in existing and adjacent verticals

REPAY's existing key end markets have been underserved by payment technology and service providers due to unique market dynamics

End Market Opportunities



Growth Opportunities
2020 Projected Card Payment Volumes
Canada
Healthcare
Recreational Vehicle Finance
Credit Unions
$408 bn
Automotive Loans
$69 bn
Personal Loans
$58 bn
Receivables Management
REPAY
$8.0 bn
LTM Card Payment Volume (2)

- Historically, the market predominantly utilized cash, check and ACH payments
- Market where credit card payments are typically not permitted
- Consumers want convenience of paying with debit, but their merchants frequently do not have the capability
- Requires technology to process ongoing / recurring payments

REPAY
Realtime Electronic Payments

1) Source: Stax – REPAY Market Sizing Report; Based on Stax web survey, secondary research, and analysis. January 2018.
2) Source: Management metric for LTM period as of March 2019.

Card and Debit Payments Underpenetrated in Existing Verticals

REPAY's verticals, Personal Loans, Automotive Loans and Receivables Management, are underpenetrated and lag other retail markets in migrating to card payments

Card Payment Penetration

Significant Opportunity from Untapped Adoption of Card Payments


54%
2015 Debit and Credit Share of Total U.S. Consumer Payments(1)
12%
40%
41%
2017(2)
15%
47%
41%
Projected - 2020(2)
Personal Loans Debit Share
Automotive Loans Debit Share
Receivables Management Debit Share

Debit Market Volume Growth

Debit payment volume is expected to grow at 11.6% CAGR between 2017 and 2020[2]


Total Card Payment Volume of Existing REPAY Verticals
Debit Payment Volume of Existing REPAY Verticals
$455bn
$162bn
2017
11.6% Expected CAGR
$535bn
$225bn
Projected - 2020

Note: Credit generally not accepted as payment option in REPAY's existing end markets.

1) Source: The Nilson Report – December 2016. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods.

2) Source: Stax – REPAY Market Sizing Report. January 2018. 11.6% growth rate represents CAGR from 2017 – 2020.

REPAY Has Built a Leading Platform Based on Vertical Expertise

Attractive value proposition to both merchants and end consumers drives strong client growth and penetration

Merchants in Existing and New Verticals

Existing Verticals

New Verticals

- Accelerated payment cycle (ability to lend more / faster) through debit card processing
- 24 / 7 payment acceptance through "always open" omni-channel offering
- Direct software integrations into loan and deal management systems reduces operational complexity for merchant
- Improved regulatory compliance through fewer ACH returns

REPAY

Pay

Anywhere,

Any Way,

Any Time

Consumers

- Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7
- Option to make real-time payments through use of debit transactions
- Immediate feedback that payment has been processed
- Omni-channel payment methods (e.g. Web, Mobile, IVR, Text)
- Fewer ancillary charges (e.g. NSF fees) through automatic recurring online debit card payments

REPAY Has Built a Leading Platform Based on Vertical Expertise (cont.) 3

REPAY's model empowers both merchants and consumers, enabling it to become **a leading and trusted payment brand**



REPAY
Realtime Electronic Payments
Illustrative Personal Loan Platform Process
REPAY Instant Funding
Consumer
$
Consumer Payment
Payment Channels
Debit
ACH
Processing
$
REPAY Payment
Merchant Receives
Data
REPAY Gateway
Loan Management System
Data

- *Payment Processing Platform provides significant value proposition*
- *Opportunity across payment / billing management*

REPAY Has Built a Leading Platform Based on Vertical Expertise (cont.)

3

REPAY's omni-channel payment and electronic billing management platform significantly reduces complexity for merchants and enhances the consumer experience

Web

REPAY has 3 different web-based solutions, depending on whether merchants are interested in a Virtual Terminal, Online Customer Portal, or a Hosted Payment Page customized to their brand

Mobile App

REPAY's White-label, customizable mobile app gives consumers the flexibility of paying on-the-go and the convenience of reviewing their complete payment history in the palm of their hands

Text

Text-to-pay lets REPAY's customers directly communicate with consumers through payment reminders and allows consumers to authorize payment with a simple text

IVR

IVR, or pay-by-phone, offers consumers the convenience of making payments via a 1-800-number anytime, streamlining the collections process and improving customer experience



REPAY
Realtime Electronic Payments
Account Lookup
Reports
User Management
SMS
UI Configuration
Integrations
Vault Import Files
Jason Kirk
Account Information
First Name
Kordell
Last Name
Greenfelder
Loan Number
L100111222576
Current Due Date
08/12/2015
Minimum Amount Due
$213.96
Total Amount Due
$213.96
Make a Payment
Min Amount Due
$213.96
Current Balance
$8,488.53
Custom Amount
$213.96
Waive Convenience Fee
Convenience Fee
$2.55
Total Amount
$216.51
When would you like to pay?
Now
Schedule Payment
How would you like to pay?
Bank Account
Debit Card
Card ending in 1111
back
continue
Checkout

Next-Generation Technology Supported by Robust Infrastructure

Back-End Infrastructure


Strong Relationships with Card Associations
Robust Processing Relationships
Proprietary Bank Partnerships
Back-End Infrastructure
Proprietary Technology and Agile Development
Integrations with Customers' Software Systems
Underwriting / Regulatory / Industry Compliance Expertise

REPAY
Realtime Electronic Payments

Key Software Integrations Supplement REPAY's Differentiated Sales Strategy

REPAY leverages a vertically tiered sales strategy supplemented by software integrations to drive new merchant acquisitions

Sales Strategy / Distribution Model

- **Direct sales model that is structured by vertical and by production tier**
- **Sales Support Team increases sales and supports onboarding process**



Sales Support Team
Tier 3
(Direct
Sales)
$5mm+
Monthly Volume
Tier 2
(Direct Sales)
$1mm - $5mm Monthly
Volume
Tier 1
(Call Center)
<$1mm Monthly Volume

Software Integrations

- **Successfully integrated with many of the top software providers**
  - Software integrations enable the direct salesforce to more easily access new merchant opportunities and respond to inbound leads
- **Robust pipeline of other software vendors currently in discussions to integrate**



2014A – 2018A CAGR: 42%
13
16
25
37
53
2014A
2015A
2016A
2017A
2018A

Number of Software Integration Partners

Attractive and Diverse Client Base

REPAY's platform provides significant value to merchants offering lending solutions across industry verticals

REPAY has successfully executed on its M&A strategy of identifying attractive opportunities in new verticals and entering them through acquisitions (e.g. Auto and Receivables Management)

Firmly Established Foothold in Auto Finance Vertical — Automotive Loans

Expanded into Receivables Management Vertical — Receivables Management

REPAY
Realtime Electronic Payments

A Market Leader for Over a Decade in the Personal Loans Vertical(1) — Personal Loans

Future Market Expansion Opportunities – Healthcare, Recreational Vehicle Finance, Credit Unions and Canada — Growth Opportunities

- ✓ 3,500+ merchants(2)
- ✓ 11,000+ merchant locations(1)
- ✓ ~97% volume retention(3)
- ✓ $3.1 mm annual card payment volume per card merchant(4)
- ✓ 4-year average tenure for top 10 merchants(5)

1) Source: Management estimate.
2) Source: Management estimate as of March 2019. Merchant counts reflects all clients contributing to revenue in March 2019.
3) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.
4) Source: Management estimate as of March 2019. Volume per card merchant represents LTM March 2019 card volume / average number of existing card volume clients in the period.
5) Source: Management estimate as of March 2019. Contracts often have 3-year term with 3-year renewals. Top 10 clients generated 30% of revenue for YTD period as of March 2019 and 29% for full-year 2018A.

Demonstrated Ability to Acquire and Integrate Businesses

REPAY's proven acquisition strategy illustrates the value of the platform across verticals

Represents a significant opportunity to enhance organic growth in existing verticals and accelerate entry into new markets and services

Demonstrated ability to source, acquire and integrate various targets across different verticals

Dedicated team to manage robust M&A pipeline

2017 – PaidSuite (*Receivables*), Paymaxx (*Automotive*)

Already serving industry-leading merchants in Receivables Management vertical

Second acquisition to solidify presence in Automotive Loans vertical

2016 – Sigma (*Automotive*)

First acquisition to expand vertically into Automotive Loans vertical

2008 – 2015 – Several Small Portfolio Acquisitions

Allowed REPAY to achieve scale in early years of business

REPAY
Realtime Electronic Payments

Multiple Growth Opportunities

REPAY's leading platform and attractive market opportunity position it to build on its record of robust growth and profitability


Broaden Addressable Market
Execute on Existing Business
Expand Usage and Increase Adoption
Increase penetration of existing client base
Acquire New Merchants in Existing Verticals
Leverage sales and marketing engine to convert near-term pipeline
Majority of REPAY's new merchants are "greenfield" opportunities
Operational Efficiencies
As the business continues to scale, REPAY expects to become increasingly efficient with higher margins
Future Market Expansion Opportunities
Leverage platform and capabilities to expand into:
New market verticals such as Healthcare, Recreational Vehicle Finance and Credit Unions
Canada
Strategic M&A
Strategic acquisitions to continue successful penetration into markets with a need for debit solutions

Successful Leadership Team With Deep Industry Expertise

REPAY's leadership team has significant payment expertise and a track-record of success with high-growth technology platforms



John Morris

CEO & Co-Founder



Shaler Alias

President & Co-Founder



Tim Murphy

CFO



Jason Kirk

CTO



Susan Perlmutter

CRO



Mike Jackson

COO



Kristen Merrill

VP of Finance



Jake Moore

Head of Corporate Development



III. REPAY Financial Overview

Financial Highlights

REPAY's model has enabled it to establish a highly attractive financial profile

$8.0bn	~97%	0.19%
Annual Card Payment Volume(1)	Impressive Volume Retention(2)	High Quality Volume with Low Chargeback Rates(3)
27%	**31%**	**86%**
Historical Processing and Service Fees CAGR(4)	Historical Adjusted EBITDA CAGR(5)	Cash Flow Conversion(6)

Source: Management estimates.

1) Source: Management metric for LTM March 2019. Predominantly represents debit transaction volume.
2) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.
3) Source: Management data on volume processed through a primary processor, representing approximately 80% of total volume. Chargeback rate is YTD as of March 2019. Chargebacks, represented as a % of volume, are debited from the merchant's account when the end consumer disputes a transaction with the merchant. Chargeback rate for full-year 2018A was 0.20%.
4) CAGR is from 2016A – 2018A Processing and Service Fees Revenue.
5) See "Adjusted EBITDA Reconciliation" on slide 37 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure. CAGR is from 2016A – 2018A.
6) 2018A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA. Capex includes PP&E, new software development and new 3rd party software assets. Other companies may calculate capex and related measures differently and you should consider how that reduces the usefulness of this metric. Cash Flow Conversion expected to be 80% in 2019B. Capex was 4% of total revenue in 2018 and is expected to be 6% of total revenue in 2019. Working Capital was approximately $4 million on December 31, 2018.

History of Strong and Continued Card Payment Volume Growth

Total Card Payment Volume ($ in bn)

REPAY has generated strong, consistent volume growth, resulting in ~$7.5 bn in annual payment processing volume in 2018



31% Historical CAGR(2)
22% Projected CAGR(3)
$4.4
$5.2
$7.5
$9.2
$11.0 – $11.2
2016A
2017A
2018A
2019B(1)
2020E(1)

Volume Retention

REPAY's integrated payments platform leads to strong same-store sales performance and high retention rates that Management believes significantly outperform traditional agent sales models



100%
90%
80%
70%
~97% Retention Rate(4)
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
2015
2016
2017
2018
2019

1) Source: Management estimates.
2) CAGR is from 2016A – 2018A.
3) CAGR is from 2018A – 2020E.
4) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.

REPAY
Realtime Electronic Payments

Historical and Forecasted Financials

Processing and Service Fees[1] / Total Revenue ($ in mm)

REPAY's revenue growth has been strong, resulting in a 27% CAGR from 2016A – 2018B



27% Historical CAGR(1)
21% Projected CAGR(1)
$82.3
$94.0
$130.0
$159.2
$188 – $192
51.3
57.1
82.2
100.7
118 - 122
2016A
2017A
2018A
2019B
2020E

Gross Profit[2] ($ in mm)

Gross margins are improving due to a decrease in processing costs



38% Historical CAGR
25% Projected CAGR
$29.1
$36.3
$55.0
$71.6
$84 – $88
2016A
2017A
2018A
2019B
2020E

Adjusted EBITDA[3] ($ in mm)

Highly scalable platform will drive operating leverage over the long-term



31% Historical CAGR
20% Projected CAGR
$21.7
$25.4
$36.8
$44.0
$52 – $54
2016A
2017A
2018A
2019B
2020E

Source: Management estimates for 2019 and 2020.
Note: Historical CAGR is from 2016A – 2018A. Projected CAGR is from 2018A – 2020E.

1) CAGR is calculated using Processing and Service Fees.
2) Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services, which include commissions to software integration partners and other third-party processing costs, such as front and back-end processing costs and sponsor bank fees.
3) See "Adjusted EBITDA Reconciliation" on slide 37.

Operational Benchmarking

2020E Adjusted EBITDA Growth[1]


Square
57%
REPAY
18% – 23%
i3 Verticals
14%
EVO PAYMENTS
14%
globalpayments
10%
TSYS
8%
Average 12%

Source: Capital IQ as of 5/17/2019, modified to reflect certain publicly available information and I3 Verticals has been calendarized for December year-end.
Note: Average metric is the mean of the peer group, excluding Square.
Note: First Data and Worldpay were omitted from the list of peers because of their announced mergers with Fiserv and FIS, respectively.
Note: Although other companies in the industry may disclose Adjusted EBITDA or similar non-GAAP figures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures. You should consider how such differences may reduce usefulness of such measurements.
1) REPAY 2020 Adjusted EBITDA is derived from Management estimates.

Valuation Benchmarking

2019E EV / Adjusted EBITDA


Square
70.0x
i3 Verticals
22.8x
EVO PAYMENTS INTERNATIONAL
19.9x
globalpayments
17.8x
REPAY
15.1x
TSYS
14.9x
Average 18.9x

2020E EV / Adjusted EBITDA


Square
44.6x
i3 Verticals
19.9x
EVO PAYMENTS INTERNATIONAL
17.5x
globalpayments
16.2x
TSYS
13.9x
REPAY
12.3x – 12.8x
Average 16.9x

Source: Capital IQ as of 5/17/2019, modified to reflect certain publicly available information and I3 Verticals has been calendarized for December year-end.
Note: Average metric is the mean of the peer group, excluding Square.
Note: First Data and Worldpay were omitted from the list of peers because of their announced mergers with Fiserv and FIS, respectively.
Note: Although other companies in the industry may disclose Adjusted EBITDA or similar non-GAAP figures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures. You should consider how such differences may reduce usefulness of such measurements.

Leverage Benchmarking



Net Debt / Adjusted EBITDA(1)
3.6x
2.9x
2.7x
2.5x
1.9x
NM
EVO PAYMENTS
REPAY
June 2019E(2)
globalpayments
TSYS
i3 Verticals
Square

Source: Capital IQ as of 5/17/2019, modified to reflect certain publicly available information and I3 Verticals has been calendarized for December year-end.
Note: First Data was omitted from the list of peers because of its announced merger with Fiserv on 1/16/2019.
Note: Although other companies in the industry may disclose Adjusted EBITDA or similar non-GAAP figures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures. You should consider how such differences may reduce usefulness of such measurements.
1) Leverage Ratio calculated as 2018B Net Debt / Adjusted EBITDA for all companies other than REPAY. I3 Vertical's leverage ratio is pro forma for recent acquisitions.
2) Leverage Ratio calculated as June 2019 Net Debt / LTM June 2019 Adjusted EBITDA. See "Proposed Capitalization and Ownership" on slide 34.

Investment Thesis

Investment Highlights

- ✓ Low volume attrition and low risk portfolio[(1)]
- ✓ Differentiated platform
- ✓ Deeply integrated with customer base
- ✓ Recurring transaction / volume based revenue
- ✓ 27% historical revenue CAGR based on Processing and Service Fees from 2016 – 2018A
- ✓ 31% Adj. EBITDA CAGR[(2)] from 2016A -2018A
- ✓ Strong cash flow conversion of 86%[(3)]

1) Low Chargeback rates of 0.19% based on Management data of volume processed through a primary processor, representing approximately 80% of total volume. Chargeback rate is YTD as of March 2019. Chargebacks, represented as a % of volume, are debited from the merchant's account when the end consumer disputes a transaction with the merchant. Chargeback rate for full-year 2018A was 0.20%.
2) See "Adjusted EBITDA Reconciliation" on slide 37 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure.
3) 2018A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA. Capex includes PP&E, new software development and new 3rd party software assets. Other companies may calculate capex and related measures differently and you should consider how that reduces the usefulness of this metric. Cash Flow Conversion expected to be 80% in 2019B. Capex was 4% of total revenue in 2018 and is expected to be 6% of total revenue in 2019. Working Capital was approximately $4 million on December 31, 2018.



Appendix

REPAY
Realtime Electronic Payments

Transaction Summary

Transaction	▪ Thunder Bridge Acquisition, Ltd. has entered into a definitive agreement to acquire REPAY ▪ The transaction is intended to utilize an up-C structure and is expected to close Q2 2019 ▪ Thunder Bridge will become a Delaware corporation and as the post-closing company ("Pubco") will adopt REPAY's name and is expected to continue to be listed on the NASDAQ
Valuation, Ownership and Capital Structure	▪ Transaction valued at an implied enterprise value of \$663.0 mm[(1)] at a 15.1x multiple on 2019B Adjusted EBITDA of \$44.0 mm[(2)] and 12.5x on the midpoint of the 2020E Adjusted EBITDA range of \$52 - \$54 mm[(2)] ▪ Transaction is expected to be funded through a combination of Thunder Bridge equity, cash held in the Thunder Bridge trust account after public shareholder redemptions, newly raised debt of \$170.0 mm[(1)] and a newly raised PIPE of \$135 mm ▪ Pro forma gross leverage of 4.4x and pro forma net leverage of 2.9x based on estimated LTM June 2019 Adjusted EBITDA of \$38.3 mm[(3)] ▪ Equity holders of REPAY expected to hold ~27% of the outstanding equity interests of the combined company at closing[(1)]
Post-Transaction Management and Board	▪ REPAY's management will continue to operate the business post-transaction ▪ 9-member Board of Directors, expected to include John Morris (CEO, REPAY), Shaler Alias (President, REPAY), Jeremy Schein (Managing Director, Corsair), Richard Thornburgh (Senior Advisor, Corsair), William Jacobs (former SEVP, MasterCard), Peter Kight (Founder of CheckFree), Gary Simanson (former CEO, First Avenue National Bank and Managing Director, First Capital Group), Bob Hartheimer (former Managing Director, Promontory), and Maryann Goebel (former CIO, Fiserv)
Earn-Out of Additional Shares by Existing REPAY Equity Holders and Escrowed Shares by Thunder Bridge Sponsor	<u>Existing REPAY Equity Holders</u> ▪ Up to 7,500,000 additional LLC Units of REPAY, as a subsidiary of Pubco (the "LLC Units") exchangeable for Class A Shares of Pubco (the "Class A Shares") in aggregate ○ Within one year of the closing date, 50% earnout units awarded if VWAP of Class A Shares >= \$12.50 on any 20 trading days during any 30-trading day period ○ Within two years of the closing date, 100% earnout units awarded if VWAP of Class A Shares >= \$14.00 on any 20 trading days during any 30-trading day period ○ Earn-Out Shares will be immediately issued upon a change of control of the combined public company <u>Thunder Bridge Sponsor</u> ▪ At closing, Sponsor owns 4,115,000 Class A Shares, divided into 3 tranches[(4)] ○ Tranche One will consist of 1,150,000 shares (~28% of Sponsor's shares) and will remain with Sponsor and will not be subject to forfeiture ○ Tranches Two and Three, each consisting of 1,482,500 shares (each ~36% of Sponsor's shares), will remain in the name of Sponsor and Sponsor will retain voting power of such shares, but will be put into escrow and be subject to forfeiture if, within 7 years of the closing date the stock price has not reached \$11.50 (Tranche Two) and \$12.50 (Tranche Three) on any 20 trading days during any 30 trading day period[(5)] ▪ Escrowed shares will be immediately released (i) upon a change of control of the combined public company (ii) upon consummating a going private transaction or (ii) certain other events resulting in a delisting of Pubco shares.

1) See "Proposed Capitalization and Ownership" on slide 34 for calculation. Additional financing may be required to complete the Transaction, including the issuance of additional equity securities.
2) See "Income Statement" on slide 36 and "Adjusted EBITDA Reconciliation" on slide 37.
3) Source: Management estimate.
4) Assumes forfeiture of 1,935,000 Sponsor shares in respect of new transaction structure, in addition to the forfeiture of 400,000 Sponsor shares at closing in respect of certain transaction expenses.
5) The number of Class A Shares held in escrow in Tranches Two and Three will be reduced (pro rata) to the extent Thunder Bridge's expenses at closing exceed \$21.75 mm (calculated at the redemption price).

Proposed Capitalization and Ownership

Sources & Uses

Proposed Sources	
Rollover Equity	$ 148.7
SPAC Cash[1][2]	264.8
New Debt Raised[3]	170.0
PIPE Proceeds	135.0
Total Proposed Sources	**$ 718.5**

Proposed Uses	
Stock Consideration ($10.00 / share)[6]	$ 148.7
Cash Consideration to Seller[2][6]	334.5
Repayment of Existing REPAY Net Debt	80.3
Estimated Expenses	56.3
Cash to Warrant Holders[4]	38.7
Cash to Balance Sheet[5]	60.0
Total Proposed Uses	**$ 718.5**

Proposed Pro Forma Capitalization at Closing

Proposed Pro Forma Capitalization at Closing	
Share Price	$ 10.00
Total Shares Outstanding[2][8][9]	55.3
Equity Value	**$ 553.2**
Debt at Close[3]	170.0
Cash at Close[5]	(60.0)
Enterprise Value	**$ 663.2**
REPAY 2020E Adjusted EBITDA Range[7]	$52 - $54
REPAY EV / 2020E Adjusted EBITDA Multiple	12.3 x - 12.8 x
REPAY 2019B Adjusted EBITDA[7]	$ 44.0
REPAY EV / 2019B Adjusted EBITDA Multiple	15.1 x
REPAY Estimated LTM June 2019 Adjusted EBITDA	$ 38.3
Net Debt / Estimated LTM June 2019 Adjusted EBITDA	2.9 x

Proposed Equity Capitalization Summary[8]

	At Closing - No Earn-Out	
Party	Class A Shares / LLC Units	% Ownership
Existing REPAY Shareholders[6]	14,874,652	26.9%
SPAC Sponsor Shareholders[9]	1,150,000	2.1%
SPAC Public Shareholders[2]	25,800,000	46.6%
PIPE Shares	13,500,000	24.4%
Total[8]	**55,324,652**	**100.0%**

Note: Merger consideration is $580.7 million subject to adjustment for REPAY debt, excess transaction expenses, working capital adjustments, employee transaction bonuses and cash. The presentation on this slide reflects adjustments for REPAY debt, currently estimated expenses and certain employee payments and does not reflect any other assumed adjustments. The adjustments will be estimated at closing. Of the equity portion of the merger consideration, 60,000 LLC Units (described in footnotes) will be held in escrow for surrender in the event of downward post-closing true-up adjustments to the merger consideration and up to 60,000 additional LLC Units available for delivery to cover upward purchase price adjustments.

1) SPAC cash includes the amount held in trust and estimated accrued interest.
2) Assumes no redemptions by Thunder Bridge's existing public shareholders. Actual results in connection with the merger may differ. Additional financing may be required to complete the transaction, including the issuance of additional equity securities.
3) Projected debt balance at close.
4) Reflects payment proposed to be made to public warrant holders equal to $1.50 per warrant. See "Transaction Updates" on slide 8.
5) Projected cash balance at close.
6) Existing REPAY shareholders will own LLC units of REPAY, as a subsidiary of Pubco, exchangeable for Class A Shares of Pubco. Assumes existing REPAY equity holders receive $334.5 million in cash consideration. Thunder Bridge is required under the merger agreement to pay at least $260 million (prior to the deduction of $2.15 million for certain cash escrows and administrative funds) in cash consideration. If Thunder Bridge has insufficient cash, REPAY can waive the closing condition and instead receive addition LLC units at a value of $10.00 per LLC Unit in lieu of any cash shortfall. Up to 7,500,000 additional LLC units exchangeable for Class A Shares will be delivered if earn-out conditions are satisfied. See "Transaction Summary" on slide 33.
7) See "Income Statement" on slide 36.
8) Excludes (i) the exercise of 33,800,000 warrants outstanding, exercisable at $2.875 per quarter Class A Share (or $11.50 per whole share) into 8,450,000 shares of Class A common stock (reflecting the proposed warrant agreement amendment to be voted upon by the warrant holders and approved and implemented as a condition to closing) and (ii) Management Incentive Pool of 10% fully diluted (including 7.5 million Earn-Out Units and awards authorized under the plan), but excluding the impact of outstanding warrants. Percentages are estimates only, and such estimates are based on the assumption that each of the LLC Units will convert into Class A Common Stock of the Pubco.
9) At closing, SPAC Sponsor owns 1,150,000 shares that are not subject to forfeiture, while an aggregate of 2,965,000 shares in the name of the SPAC Sponsor are held in escrow subject to forfeiture. These amounts in this summary table assume cancellation of 2,335,000 Sponsor shares at closing in respect of certain transaction expenses and that the 2,965,000 escrow shares are forfeited. See "Transaction Summary" on slide 33.

Post-transaction Structure


Existing REPAY Shareholders
SPAC Public and Sponsor Shareholders and PIPE Investors
Voting Rights; No Economic Rights
Class V
Class A
Voting and Economic Rights
Thunder Bridge
LLC Units (Exchangeable for Thunder Bridge Class A)
Lender
Hawk Parent

Income Statement – Historical and Forecasted

($ in mm)	2016A	2017A	2018A	YTD Mar-19	2019B	2020E
Card Payment Volume	$4,354	$5,248	$7,452	$2,439	$9,219	$11,000 - $11,200
YoY Growth	*86%*	*21%*	*42%*	*32%*	*24%*	*19 - 22%*
Processing and Service Fees	$51.3	$57.1	$82.2	$24.3	$100.7	$118 - $122
Interchange and Network Fees	31.0	36.9	47.8	14.9	58.5	
Total Revenue	**$82.3**	**$94.0**	**$130.0**	**$39.2**	**$159.2**	**$188 - $192**
YoY Growth	*66%*	*14%*	*38%*	*20%*	*22%*	*18 - 21%*
Interchange and Network Fees	31.0	36.9	47.8	14.9	58.5	
Other Costs of Services	22.2	20.7	27.2	6.4	29.1	
Gross Profit[(1)]	**$29.1**	**$36.3**	**$55.0**	**$17.9**	**$71.6**	**$84 - $88**
YoY Growth	*na*	*25%*	*51%*	*31%*	*30%*	*17 - 23%*
SG&A[(2)]	23.6	13.7	28.0	8.7	27.7	
EBITDA	**$5.5**	**$22.6**	**$27.0**	**$9.2**	**$43.9**	**$52 - $54**
Depreciation and amortization	3.7	7.5	10.4	2.9		
Interest Expense	2.3	5.7	6.1	1.4		
Net Income	**($0.5)**	**$9.4**	**$10.5**	**$4.9**		
Adjusted EBITDA[(3)]	**$21.7**	**$25.4**	**$36.8**	**$11.3**	**$44.0**	**$52 - $54**

Source: Management estimates for 2019 and 2020.
Note: This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. This Presentation does not provide a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors.

1) Gross Profit is defined as Processing and Service Fees less Other Cost of Services, which include commissions to software integration partners and other third-party processing costs, such as front and back-end processing costs and sponsor bank fees.
2) These expenses primarily consist of compensation increases from headcount growth and in 2016, commission buyouts relating to certain sales employees.
3) See "Adjusted EBITDA Reconciliation" on slide 37.

Adjusted EBITDA Reconciliation – Historical

Adjusted EBITDA Reconciliation

($ in millions)	2016A	2017A	2018A	YTD Mar-19	YTD Mar-18
Net Income (Loss)	**($0.5)**	**$9.4**	**$10.5**	**$4.9**	**$0.2**
Interest Expense	2.3	5.7	6.1	1.4	1.5
Depreciation and Amortization	3.7	7.5	10.4	2.9	2.4
EBITDA(1)	**$5.5**	**$22.6**	**$27.0**	**$9.2**	**$4.1**
Loss on Extinguishment of Debt(2)	0.0	1.2	0.0	-	-
Non-cash Change in FV Contingent Consideration(3)	-	(2.1)	(1.1)	-	-
Transaction Expenses(4)	15.3	1.4	4.8	1.7	0.5
Share-based Compensation Expense(5)	0.1	0.6	0.8	0.1	0.2
Management Fees(6)	0.2	0.4	0.4	0.1	0.1
Legacy Commission Related Charges(7)	0.2	0.8	4.2	-	4.2
Employee Recruiting Costs(8)	-	0.3	0.3	0.0	0.1
Loss on Disposition of Property and Equipment(9)	0.0	0.0	0.0	-	-
Other Taxes(10)	0.1	0.1	0.2	0.1	0.2
Strategic Initiative Costs(11)	0.0	0.2	0.3	0.1	0.1
Other Non-recurring Charges(12)	0.2	(0.0)	(0.0)	-	0.0
Adjusted EBITDA	**$21.7**	**$25.4**	**$36.8**	**$11.3**	**$9.4**

Note: This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. This Presentation does not provide a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors.

1) REPAY is not a taxable entity so there are no taxes to add back in calculating EBITDA. For presentation purposes, a specified tax rate was assumed for future periods.
2) Reflects write-offs of debt issuance costs relating to REPAY's term loans and prepayment penalties relating to its previous debt facility.
3) Reflects the changes in Management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date or the original estimates made at the closing of the applicable acquisition.
4) Primarily consists of the professional service fees and other costs in connection with (1) the Business Combination and a potential acquisition by Repay that was abandoned during the year ended December 31, 2018, (2) financing transactions and the acquisitions of (i) PaidSuite, Inc. and PaidMD, LLC and (ii) Paymaxx Pro, LLC during the year ended December 31, 2017, (3) the 2016 Recapitalization during the period from Inception to December 31, 2016 (Successor) and (4) financing transactions and the acquisition of Sigma Payment Solutions Inc. during the period from January 1, 2016 to August 31, 2016 (Predecessor).
5) Represents compensation expense associated with equity compensation plans.
6) Reflects management fees paid to Corsair Investments, which will terminate upon the completion of the Business Combination.
7) Represents payments made to certain employees in connection with transition from REPAY's legacy commission structure to its current commission structure.
8) Represents payments made to third-party recruiters. REPAY has developed an internal recruiting function, which is expected to decrease reliance on third-party recruiters.
9) Represents loss on dispositions of certain property and equipment.
10) Reflects franchise taxes and other non-income based taxes.
11) Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements, one-time payment to vendor for additional merchant data, one-time payment relating to special projects for new market expansion and legal expanses relating to review of potential compliance matters.
12) Represents other non-recurring items that REPAY's management believes are not representative of its ongoing operations.

Personal Loan Market is Stable

Although elevated charge-offs during the recession stemmed from the growth in the personal consumer loan balances, the overall balance of personal consumer loans remained relatively stable as demand for credit remained strong during the downturn

Personal Consumer Loan Charge-Offs(1) / Consumer Loan Balances(2)



Consumer Loan Balances(2) ($ in tn)
Consumer Loan Charge-Offs(1) (%)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

Source: Federal Reserve website (https://www.federalreserve.gov/releases/g19/HIST/cc_hist_sa_levels.html) for Consumer Loan Balances and (https://www.federalreserve.gov/releases/chargeoff/chgallsa.htm) for Consumer Loan Charge-Offs.

1) Charge-Off Rates from consumer loans of U.S.-chartered commercial banks, excluding mortgage and credit card. Seasonally adjusted for period Q1 2006 – Q3 2018. Charge-offs, defined as the value of loans removed from the books and charged against loss reserves, are measured net of recoveries as a percentage of average loans and annualized.

2) Consumer Loan Balances are based on nonrevolving consumer credit owned and securitized, outstanding.

REPAY Realtime Electronic Payments

Comparables Benchmarking

Company Name	Enterprise Value ($ mm)	Multiples: EV / EBITDA CY 19E	Multiples: EV / EBITDA CY 20E	Operating Statistics: EBITDA CY 19E	Operating Statistics: EBITDA CY 20E	Operating Statistics: % Growth CY 19E	Operating Statistics: % Growth CY 20E	Leverage Ratio CY 18E
REPAY	$ 665	15.1 x	12.3x - 12.8x	$44	$52 - $54	20%	18% - 23%	2.9 x
globalpayments	$ 28,735	17.8 x	16.2 x	$1,614	$1,779	15%	10%	2.7 x
TSYS	$ 21,947	14.9 x	13.9 x	$1,469	$1,584	7%	8%	2.5 x
EVO Payments International	$ 3,215	19.9 x	17.5 x	$162	$184	9%	14%	3.6 x
i3 Verticals	$ 876	22.8 x	19.9 x	$39	$44	20%	14%	1.9 x
Mean		**18.9 x**	**16.8 x**	**$821**	**$898**	**13%**	**12%**	**2.7x**
Square	$ 29,228	70.0 x	44.6 x	$417	$655	63%	57%	nm

Source: Capital IQ as of 5/17/2019, modified to reflect certain publicly available information and I3 Verticals has been calendarized for December year-end.
Note: Although other companies in the industry may disclose Adjusted EBITDA or similar non-GAAP figures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures. You should consider how such differences may reduce usefulness of such measurements.
Note: First Data and Worldpay were omitted from the list of peers because of their announced mergers with Fiserv and FIS, respectively.
Note: REPAY's Leverage Ratio calculated as June 2019 Net Debt / LTM June 2019 Adjusted EBITDA. See "Proposed Capitalization and Ownership" on slide 34.

Thunder Bridge Management



Peter Kight

Executive Chairman, Thunder Bridge

- Peter Kight was the Founder, Chairman, and CEO of CheckFree until selling to Fiserv in December 2007
- After the merger, Peter served as the Vice-Chairman for three years and then resided on Fiserv's Board of Directors until 2012
- Mr. Kight also served as Managing Partner and Senior Advisor at Comvest Partners
- Mr. Kight is a member of the Board of Directors at a number of companies, including Huntington Bancshares Incorporated and Blackbaud Inc.



Gary Simanson

Chief Executive Officer, Thunder Bridge

- In addition to serving as CEO of Thunder Bridge, Gary Simanson serves as the Managing Director at First Capital Group, an investment banking advisory firm
- Mr. Simanson also served in a number of leadership roles in the banking industry, including CEO of First Avenue National Bank, Senior Advisor to the Chairman of Alpine Capital Bank, and Founder, Vice Chairman and CSO of Community Bankers Trust
- Mr. Simanson also was an Associate General Counsel at Union Planters Corp and began his career as a practicing attorney in New York at Milbank, Tweed, Hadley & McCloy
- Mr. Simanson received his MBA from George Washington University and his J.D. from Vanderbilt University

REPAY®

Realtime Electronic Payments